Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA MFS Telecom Utility Portfolio (the “Fund”)

Supplement dated November 3, 2017, to the Fund’s

Summary Prospectus dated May 1, 2017, as supplemented and amended to date

In the section entitled “Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Maura A. Shaughnessy Investment Officer	2007
Claud P. Davis Investment Officer	2014
Scott Walker Investment Officer	2017

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.